UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2022

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Credit Opportunities Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2022. On June 22, 2022, the Company adjourned the Annual Meeting with respect to the Advisory Agreement Amendment Proposal (as defined below) to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) was held on August 16, 2022. As of April 21, 2022, the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Reconvened Meeting, 197,119,537 shares of the Company’s common stock (“common stock”) and 400,000 shares of the Company’s preferred stock (“preferred stock” and, together with the common stock, the “Shares”) were eligible to be voted in person or by proxy. Of the eligible Shares to be voted, 100,288,947 were voted in person or by proxy at the Reconvened Meeting.

Stockholders were asked to consider and act upon the following proposal, which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2022:

•

Proposal No. 2 – to approve an amended and restated investment advisory agreement between the Company and FS Global Advisor, LLC, its investment adviser, which will be entered into and become effective upon a future listing (the “Listing”) of the Company’s outstanding shares of common stock on the New York Stock Exchange, that would (a) reduce the annual base management fees payable by the Company to the Company’s investment adviser from an annual rate of 1.5% to an annual rate of 1.35% of the Company’s average daily gross assets, and (b) amend the structure of the incentive fee on income in a manner that would express the “hurdle rate” required for the investment adviser to earn, and be paid, the incentive fee as a percentage of the Company’s net assets rather than adjusted capital (the “Advisory Agreement Amendment Proposal”); and

The Advisory Agreement Amendment Proposal was approved by the Company’s stockholders at the Reconvened Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,764,038	3,433,565	6,091,344	(0)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: August 16, 2022	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel